Exhibit 10.05

Deed

16 August 2016

General security agreement

Discovery Energy SA Pty Ltd

Texican Energy Corporation

Contents

	Table of contents

1	Definitions, interpretation and deed components		2
	1.1	Definitions	2
	1.2	Interpretation	6
	1.3	Interpretation of inclusive expressions	7
	1.4	Incorporated definitions from Principal Agreement	8
	1.5	PPSA incorporated definitions	8
	1.6	Deed components	8

2	Security		8
	2.1	Security interest	8
	2.2	Priority	8
	2.3	Collection of proceeds of debts	8
	2.4	Controlled Account	9
	2.5	Proceeds	9
	2.6	Authorisation	10

3	Discharge of the Security		10
	3.1	Discharge	10
	3.2	Final discharge	10

4	Representations and warranties, undertakings		11
	4.1	Representations and warranties	11
	4.2	Survival of representations and warranties	12
	4.3	Reliance	12
	4.4	Performance under the Finance Documents	12
	4.5	Notices to the Secured Party	12
	4.6	Negative pledge and disposal of assets	13
	4.7	Permitted dealings	13
	4.8	Revolving Assets	13
	4.9	Conversion to Revolving Assets	13
	4.10	Inventory	13
	4.11	Further assurances	14
	4.12	Title Documents and Chattel Paper	14
	4.13	Perfection, registration and protection of Security	15
	4.14	No caveats	15
	4.15	Term of undertakings	15

5	Enforcement		16
	5.1	When enforceable	16
	5.2	No dealing with assets	16
	5.3	Assistance in realisation	16
	5.4	Postponing or delaying realisation or enforcement	16

6	Receiver		17
	6.1	Appointment of Receiver	17
	6.2	Agency of Receiver	17
	6.3	Powers of Receiver	17
	6.4	Nature of Receiver’s Powers	19
	6.5	Status of Receiver after commencement of winding-up	19

General security agreement	Contents 1

Contents

	6.6	Powers exercisable by the Secured Party	19
	6.7	Set-off	20
	6.8	Notice of exercise of rights	20
	6.9	Termination of receivership and possession	20

7	Application and receipts of money		20
	7.1	Order of application	20
	7.2	Money actually received	21
	7.3	Amounts contingently due	21
	7.4	Notice of an Encumbrance	21
	7.5	Secured Party’s statement of indebtedness	22
	7.6	Secured Party’s receipts	22
	7.7	Conversion of currencies on application	22
	7.8	Amounts payable on demand	22

8	Power of attorney		22
	8.1	Appointment of Attorney	22
	8.2	Purposes of appointment	23
	8.3	Exercise after Event of Default	23
	8.4	Delegation and substitution	23

9	Protection		23
	9.1	Protection of third parties	23
	9.2	Protection of the Secured Party, Receiver and Attorney	24

10	Savings provisions		24
	10.1	Statutory powers	24
	10.2	No notice required unless mandatory	24
	10.3	Appointment of nominee for PPSA registration	25
	10.4	Continuing security	25
	10.5	No merger of security	25
	10.6	Exclusion of moratorium	25
	10.7	Exclusion of PPSA provisions	26
	10.8	Conflict	26
	10.9	Consent of Secured Party	26
	10.10	Completion of blank securities	26
	10.11	Principal obligations	26
	10.12	No obligation to marshal	27
	10.13	Non avoidance	27
	10.14	Increase in financial accommodation	27

11	Third party provisions		27
	11.1	Suspense account	27
	11.2	Independent obligations	28
	11.3	Unconditional nature of obligations	28
	11.4	No competition	30

12	General		31
	12.1	Confidential information	31
	12.2	Performance by Secured Party of the Grantor’s obligations	31
	12.3	Grantor to bear cost	31
	12.4	Notices	31
	12.5	Governing law and jurisdiction	31

General security agreement	Contents 2

Contents

12.6	Prohibition and enforceability	31
12.7	Waivers	32
12.8	Variation	32
12.9	Cumulative rights	32
12.10	Assignment	32
12.11	Counterparts	32
12.12	Attorneys	32

Schedules

Schedule 1
Notice details	34

Schedule 2
Serial numbered goods or intangible property	35

Schedule 3
Secured Property with a value greater than $25,000 located outside Australia	37

Schedule 4
Disclosed Contracts	38

Schedule 5
Secured Property in relation to which the Security may be perfected by control	39

Signing page	40

General security agreement	Contents 3

General security agreement

Date ►        16 August 2016

Between the parties

Grantor	Discovery Energy SA Pty Ltd ABN 89 158 204 052 of Level 8, 350 Collins Street, Melbourne 3000 Australia

Secured Party	Texican Energy Corporation One Allen Center, Suite 1150 500 Dallas Street Houston, Texas 77002

Recitals

1   The Grantor is, or will be, the legal and beneficial owner of or otherwise has or will have sufficient right, interest or power to grant a security interest in the Secured Property.

2   The Grantor has agreed to create the Security to secure the payment of the Secured Moneys.

This deed witnesses	that, for valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

General security agreement	page 1

1	Definitions, interpretation and deed components

1.1	Definitions

The meanings of the terms used in this deed are set out below.

Term	Meaning

Attorney	an attorney appointed under this deed.

Australian Guarantee	the document entitled ‘Deed of Guarantee and Indemnity’ between the Grantor and the Secured Party dated on or about the date of this deed.

Australian Specific Security Agreement	the document entitled ‘Specific Security Deed (Shares)’ between the Principal Debtor and the Secured Party dated on or about the date of this deed.

Collateral Security	any present or future Encumbrance, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.

Controlled Account	a bank account opened by the Grantor in accordance with clause 2.4.

Control Event

1   In respect of any Secured Property that is, or would have been, a Revolving Asset:

•    the Grantor breaches, or attempts to breach clause 4.6(a) in respect of the Secured Property or takes any step which would result in it doing so;

•    a person takes a step (including signing a notice or direction) which may result in Taxes or an amount owing to a Government Agency, ranking ahead of the Security; or

•    the Secured Party gives a notice to the Grantor that the Secured Property is not a Revolving Asset. (However, the Secured Party may only give a notice if the Secured Party reasonably considers that it is necessary to do so to protect its rights under this document or if an Event of Default is continuing); or

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1   Definitions, interpretation and deed components

Term	Meaning

2   In respect of all Secured Property that is or would have been Revolving Assets:

•   an administrator, liquidator or provisional liquidator is appointed in respect of the Grantor or the winding up of the Grantor begins;

•   a receiver, receiver and manager or Controller is appointed to any of the Grantor’s property; or

•   something having a substantially similar effect to the above 2 paragraphs or either of them happens under any law.

Corporations Act	the Corporations Act 2001 (Cth).

debt	includes debts owing by a bank or other financial institution, including in relation to a current trading account.

Designated Bank	the bank with which a Controlled Account is maintained.

Disclosed Contract	a contract described in Schedule 4 or any other contract which the Secured Party and the Grantor agree is a Disclosed Contract for the purposes of this deed.

Event of Default	an Event of Default as defined in the Principal Agreement and any other event of default (however described) under, or as defined in, any Finance Document.

Finance Document

1   this deed;

2   each Collateral Security;

3   the Principal Agreement;

4   the Australian Guarantee;

5   the Australian Specific Security Agreement;

6   the US Security Agreement;

7   the Securities Purchase Agreement;

8   any other Finance Document as defined in the Principal Agreement;

9   any document which the Grantor and the Secured Party agree, now or in the future, is a Finance Document for the purposes of this deed,

or any document or agreement entered into or given under any of the above.

Intellectual Property Rights	all patents, trade marks, service marks, designs, copyrights, business names, trade secrets, know how and other intellectual property rights and interests (in each case whether registered under any statute or not).

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1   Definitions, interpretation and deed components

Term	Meaning

Marketable Securities

1    marketable securities as defined in section 9 of the Corporations Act; and

2    any units (whatever called) in a trust estate which represent a legal or beneficial interest in any of the income or assets of that trust estate and includes any options to acquire any units as described.

Permitted Encumbrance	the meaning given to the term “Permitted Lien” in the Debentures (as defined in the Securities Purchase Agreement).

Petroleum Exploration Licence	as defined in the Principal Agreement.

Power	any right, power, authority, discretion or remedy conferred on the Secured Party, a Receiver or an Attorney by any Finance Document or any applicable law.

PPSA	the Personal Property Securities Act 2009 (Cth).

PPSA Security Interest	a security interest as defined in the PPSA.

Principal Agreement	the terms of the Senior Secured Convertible Debenture issued by the Principal Debtor to the Secured Party dated 17 August 2016 and thereafter.

Principal Debtor	Discovery Energy Corporation

Priority Encumbrance	1 a mandatorily preferred by law; or 2 approved by the Secured Party as a Priority Encumbrance for the purposes of this deed.

Receiver	a receiver or receiver and manager appointed under this deed.

Related Body Corporate	a “related body corporate” as defined in section 50 of the Corporations Act.

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1   Definitions, interpretation and deed components

Term	Meaning

Revolving Asset

any Secured Property:

•   which is;

–   inventory;

–   a negotiable instrument;

–   machinery, plant, or equipment which is not inventory and has a value of less than A$1,000 or its equivalent;

–   money (including money withdrawn or transferred to a third party from an account of the Grantor with a bank or other financial institution); and

•   in relation to which no Control Event has occurred, subject to clause 4.9.

Secured Moneys

all debts and monetary liabilities of the Grantor and the Principal Debtor to the Secured Party under or in relation to any Finance Document and in any capacity, irrespective of whether the debts or liabilities:

1   are present or future;

2   are actual, prospective, contingent or otherwise;

3   are at any time ascertained or unascertained;

4    are owed or incurred by or on account of the Grantor or the Principal Debtor alone, or severally or jointly with any other person;

5    are owed to or incurred for the account of the Secured Party alone, or severally or jointly with any other person;

6    are owed to any other person as agent (whether disclosed or not) for or on behalf of the Secured Party;

7    are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

8    are owed to or incurred for the account of the Secured Party directly or as a result of:

•    the assignment or transfer to the Secured Party of any debt or liability of the Grantor or the Principal Debtor; or

•   any other dealing with any such debt or liability;

9    are owed to or incurred for the account of the Secured Party before the date of this deed or before the date of any assignment of this deed to the Secured Party by any other person or otherwise; or

10  comprise any combination of the above.

Secured Property	all the Grantor’s present and after-acquired property. It includes anything in respect of which the Grantor has at any time sufficient right, interest or power to grant a security interest, excluding for all purposes, the Petroleum Exploration Licence, but including any proceeds thereof.

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1   Definitions, interpretation and deed components

Term	Meaning

Securities Purchase Agreement	the purchase agreement for the Senior Secured Convertible Debentures dated 27 May 2016 between the Principal Debtor, the Secured Party and DEC Funding LLC, as amended by a first amendment dated as of [ ] August 2016.

Security	the security created or expressed to be created by this deed.

Title Document	any original, duplicate or counterpart certificate or document of title including any real property certificate of title, a certificate of units in a unit trust, share certificate or certificate evidencing an Investment Instrument or Negotiable Instrument.

Transaction Party	1 the Grantor; or 2 the Principal Debtor.

US Security Agreement	the security agreement for the Senior Secured Convertible Debentures dated 27 May 2016 between the Principal Debtor, all of the Principal Debtor’s subsidiaries and DEC Funding LLC, as agent for itself, the Principal Debtor and other secured parties.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.

(f)	A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed.

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1   Definitions, interpretation and deed components

(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(j)	A reference to a party to a document includes that party’s successors and permitted assignees.

(k)	A promise on the part of 2 or more persons binds them jointly and severally.

(l)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(m)	A reference to property or an asset includes any real or personal, present or future, tangible or intangible property, asset or undertaking (including Intellectual Property Rights) and any right, benefit, interest or revenue in, under or derived from the property or asset.

(n)	A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(o)	A reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind.

(p)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(q)	A reference to a body, other than a party to this deed (including an institute, association or authority), whether statutory or not:

(1)	which ceases to exist; or

(2)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(r)	References to time are to Melbourne time.

(s)	Where this deed confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.

(t)	An Event of Default is ‘continuing’ or ‘subsisting’ if it has not been:

(1)	remedied to the satisfaction of the Secured Party before a Power relating to that Event of Default is exercised; or

(2)	waived in writing by the Secured Party.

1.3	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

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2   Security

1.4	Incorporated definitions from Principal Agreement

A word or phrase (other than one defined in clause 1.1) defined in the Principal Agreement has the same meaning in this deed.

1.5	PPSA incorporated definitions

The following words and phrases defined in the PPSA have the same meaning in this deed:

(a)	Accession;

(b)	Account;

(c)	Chattel Paper;

(d)	Commingled;

(e)	Investment Instrument; and

(f)	Negotiable Instrument.

1.6	Deed components

This deed includes any schedule.

2	Security

2.1	Security interest

(a)	The Grantor grants a security interest in the Secured Property to the Secured Party to secure payment of the Secured Moneys.

(b)	This security interest is a transfer by way of security of Secured Property consisting of Accounts and Chattel Paper which are not, or cease to be, Revolving Assets.

(c)	To the extent any Secured Property is not transferred, this security interest is a charge. If for any reason it is necessary to determine the nature of this charge, it is a floating charge over Revolving Assets and a fixed charge over all other Secured Property.

2.2	Priority

(a)	The parties intend that the Security take priority over all other Encumbrances and other interests in the Secured Property at any time other than any Priority Encumbrance.

(b)	Nothing in this deed will be construed as an agreement by the Secured Party to subordinate the Security to any other Encumbrance or interest affecting the Secured Property at any time.

2.3	Collection of proceeds of debts

The Grantor may collect as agent for the Secured Party for this purpose the proceeds of any debts or other amounts now or in the future payable to the Grantor subject to using those proceeds as permitted under the Finance Documents.

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2   Security

2.4	Controlled Account

(a)	The Secured Party may require the Grantor to open and maintain a bank account at a bank and branch approved by the Secured Party on terms that:

(1)	nominated Officers of the Secured Party must be signatories to the Controlled Account;

(2)	no withdrawals can be made from the Controlled Account without the signature of one of those Officers;

(3)	funds may be disposed of from the Controlled Account at the direction of the Secured Party without further consent by the Grantor; and

(4)	depositing an amount in the Controlled Account will not result in any person coming under a present liability (within the meaning of section 341(3)(d) of the PPSA) to pay:

•	the Grantor; or

•	a Related Body Corporate of the Grantor.

(b)	If the Secured Party is not the Designated Bank, the Grantor must cause the Designated Bank to enter into an agreement between the Designated Bank, the Grantor and the Secured Party in form and substance satisfactory to the Secured Party in which the Designated Bank agrees that:

(1)	it will comply with and give effect to the terms set out in clause 2.4(a);

(2)	it has no Encumbrance or other interest in the Controlled Account and it waives all rights of set-off and combination in respect of the Controlled Account;

(3)	if despite clause 2.4(b)(2) it has any Encumbrance or other interest in the Controlled Account, that Encumbrance or other interest is subordinated in right and priority of payment to the Secured Party's Encumbrance or other interest and will not be exercised without the Secured Party’s consent; and

(4)	it agrees that the laws specified in clause 12.5(b) will govern the Secured Party’s PPSA Security Interest in the Controlled Account.

2.5	Proceeds

(a)	If a Control Event occurs in respect of any proceeds or in respect of any Secured Property the Grantor must immediately and until notified otherwise by the Secured Party deposit in the Controlled Account any proceeds the Grantor receives in respect of any book debt, insurance policy in relation to the Secured Property or any other debts or other amounts now or in the future payable to the Grantor which are Secured Property.

(b)	Clause 2.5(a) does not apply to proceeds received from any workers’ compensation or public liability policy or reinstatement policy to the extent that the proceeds are paid to a person:

(1)	entitled to be compensated under the workers’ compensation or public liability policy; or

(2)	under a contract for the reinstatement of the Secured Property.

(c)	The Grantor must give all notices and directions and execute all necessary documents as requested by the Secured Party to ensure clause 2.5(a) is complied with.

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3   Discharge of the Security

(d)	A Power created under this clause 2.5 is not waived by any failure or delay in exercise, or by the partial exercise, of that Power.

2.6	Authorisation

(a)	The Grantor must ensure that it obtains all Authorisations (other than an Authorisation that would be required under a Disclosed Contract) necessary to permit the grant of the Security in respect of any asset before it acquires any rights in that asset.

(b)	Without limiting clauses 2.6(a) and 12.6, if the grant of the Security in respect of an asset would:

(1)	invalidate, avoid or render ineffective any Security, whether in respect of that asset only or otherwise; or

(2)	breach any Disclosed Contract relating to that asset,

then that asset is excluded from the Security, but only for so long as that effect prevails.

(c)	If the Security could be granted in respect of an asset referred to in clause 2.6(b) without clause 2.6(b) applying if an Authorisation was obtained or other action taken, the Grantor must promptly obtain that Authorisation (other than an Authorisation under a Disclosed Contract) or take that action).

3	Discharge of the Security

3.1	Discharge

Subject to clause 3.2, at the written request of the Grantor, the Secured Party must discharge the Security and retransfer to the Grantor its right and interest in all Accounts and Chattel Paper transferred under clause 2.1(b) (or clause 4.8(c)) if:

(a)	the Secured Moneys have been paid in full; and

(b)	the Grantor and each other Transaction Party has fully observed and performed its respective obligations under this deed and each other Finance Document.

3.2	Final discharge

(a)	The Secured Party is not obliged to discharge the Security under clause 3.1 if, at the time the requirements of clause 3.1 are satisfied, the Secured Party (acting reasonably) is of the opinion that the Grantor or any other Transaction Party owes further Secured Moneys contingently or otherwise to the Secured Party.

(b)	Clause 3.2(a) overrides any other clause to the contrary in this deed.

General security agreement	page 10

4   Representations and warranties, undertakings

4	Representations and warranties, undertakings

4.1	Representations and warranties

The Grantor represents and warrants that:

(a)	representations true: each of its representations and warranties contained in the Finance Documents is correct and not misleading when made or repeated;

(b)	legal and beneficial owner: it is the legal and beneficial owner of or otherwise has sufficient right, interest or power to grant a security interest in the Secured Property;

(c)	no other interests:

(1)	no person other than the Secured Party holds or has the benefit of an Encumbrance or other interest in the Secured Property other than under a Disclosed Contract;

(2)	there is no agreement, filing or registration that would enable another person to obtain a priority over the Security which is inconsistent with the priority contemplated by this deed;

(d)	Security:

(1)	this deed creates the Encumbrance purported to be created by it over the assets purported to be encumbered by it; and

(2)	all information supplied by the Grantor in connection with a registration is accurate and up to date and that the Grantor has taken all steps required by the Secured Party under clause 4.13; and

(3)	the Security has the priority contemplated by this deed;

(e)	serial numbers: Schedule 2 shows accurate serial numbers for each item of Secured Property (if any) other than property the Grantor acquired for disposal in the ordinary course of the Grantor’s ordinary business, if any which the PPSA Regulations require to be described by serial number in a registration under the PPSA;

(f)	location of assets: Schedule 3 shows all Secured Property with a value greater than $25,000 located outside Australia (if any);

(g)	Authorisations: it has obtained all Authorisations (other than an Authorisation that would be required under a Disclosed Contract) necessary to permit the grant of the Security in respect of any asset in which it presently has rights; and

perfection by control:

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4   Representations and warranties, undertakings

(h)	Schedule 5 shows all Secured Property in relation to which the Security may be perfected by control other than Marketable Securities issued by a Transaction Party.

4.2	Survival of representations and warranties

The representations and warranties given under this deed survive the execution of this deed.

4.3	Reliance

(a)	The Grantor acknowledges that it has not entered into this deed or any Finance Document in reliance on any representation, warranty, promise or statement made by the Secured Party or any person on behalf of the Secured Party.

(b)	The Grantor acknowledges that the Secured Party has entered into each Finance Document in reliance on the representations and warranties given by the Grantor under this deed.

4.4	Performance under the Finance Documents

(a)	The Grantor must fully and punctually perform its obligations under each Finance Document.

(b)	Without limiting the generality of clause 4.4(a), the Grantor must pay the Secured Moneys to the Secured Party in accordance with this deed, each other Finance Document and each other obligation under which the Secured Moneys are payable.

(c)	The Grantor must ensure that no Event of Default occurs. Without affecting the liability of the Grantor or the Powers in any other respect (including where a breach of this clause 4.4(c) is also a breach of another provision of a Finance Document), the Grantor is not liable in damages for breach of this clause 4.4(c) but the Secured Party may exercise its Powers consequent upon or following that breach.

4.5	Notices to the Secured Party

In addition to its obligations in any other Finance Document, the Grantor must notify the Secured Party as soon as the Grantor becomes aware of any of the following:

(a)	the acquisition by it of, or the entry by it into, an agreement to acquire:

(1)	any interest in real property;

(2)	any Marketable Securities or other property in relation to which the Security may be perfected by control;

(3)	any motor vehicles or other property with a value greater than $25,000 which the PPS Regulations provide may or must be described by serial number in a registration under the PPSA;

(4)	any property with a value greater than $25,000 which is situated outside Australia;

(b)	any change of the jurisdiction in which any of the Secured Property with a value greater than $25,000 is situated; and

(c)	any data contained in a registration under the PPSA with respect to the Security being or becoming incorrect.

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4   Representations and warranties, undertakings

4.6	Negative pledge and disposal of assets

(a)	The Grantor must not do, or agree to do, any of the following unless it is permitted to do so by clause 4.7 or another provision in a Finance Document:

(1)	create or allow another interest in any Secured Property which is not a Permitted Encumbrance; or

(2)	dispose, or part with possession, of any Secured Property; or

(3)	enter into any agreement which causes further debt to accrue which is not a Permitted Indebtedness.

(b)	The Grantor must not permit any of the Secured Property to become:

(1)	Commingled with any asset that is not Secured Property except in the ordinary course of the Grantor’s ordinary business; or

(2)	an Accession to or to be affixed to any asset that is not Secured Property.

4.7	Permitted dealings

The Grantor may do any of the following in the ordinary course of the Grantor’s ordinary business unless it is prohibited from doing so by another provision in a Finance Document:

(a)	create or allow another interest in, or dispose or part with possession of, any Secured Property which is a Revolving Asset; or

(b)	withdraw or transfer money from an account with a bank or other financial institution.

4.8	Revolving Assets

If a Control Event occurs in respect of any Secured Property then automatically:

(a)	that Secured Property is not (and immediately ceases to be) a Revolving Asset;

(b)	any floating charge over that Secured Property immediately operates as a fixed charge;

(c)	if the Secured Property is Accounts or Chattel Paper it is transferred to the Secured Party by way of security; and

(d)	the Grantor may no longer deal with the Secured Property under clause 4.7.

4.9	Conversion to Revolving Assets

If any Secured Property is not or ceases to be a Revolving Asset, and becomes subject to a fixed charge or transfer under clause 4.8, the Secured Party may give the Grantor a notice stating that, from a date specified in the notice, the Secured Property specified in the notice is a Revolving Asset, or becomes subject to a floating charge or is transferred back to the Grantor. This may occur any number of times.

4.10	Inventory

Any inventory which is not, or ceases to be, a Revolving Asset is specifically appropriated to a security interest under this document. The Grantor may not remove it without obtaining the specific and express authority of the Secured Party to do so.

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4   Representations and warranties, undertakings

4.11	Further assurances

The Grantor must:

(a)	do anything which the Secured Party reasonably requests to:

(1)	ensure, or enable the Secured Party to ensure, that this deed, the Security and the Powers are fully effective, enforceable and perfected with the contemplated priority;

(2)	more satisfactorily assure or secure to the Secured Party the Secured Property in a manner consistent with the Finance Documents; or

(3)	aid the exercise of any Power,

including executing any document, delivering Title Documents or Chattel Paper, executing and delivering blank transfers or giving notice of the Security to any third party;

(b)	without limiting clause 4.11(a), when the Secured Party requests, execute:

(1)	a legal or statutory mortgage in favour of the Secured Party over any real property; or

(2)	any other form of security which the Secured Party considers appropriate for the property to be subject to that security,

each in form and substance required by the Secured Party and

(c)	without limiting clause 4.11(a), cause a third party to provide any Authorisation (other than an Authorisation that would be required under a Disclosed Contract) or take any other action (including executing any document) required to give effect to clause 4.11(a).

4.12	Title Documents and Chattel Paper

(a)	The Grantor must deposit with the Secured Party, or as the Secured Party directs, all the Title Documents in respect of any of the Secured Property together with executed blank transfers in respect of the Secured Property to which the Title Documents relate and all Chattel Paper forming part of the Secured Property with a value greater than $25,000 immediately on:

(1)	its execution of this deed; and

(2)	acquisition of any asset which forms part of the Secured Property.

(b)	At any time after an Event of Default occurs, if required by the Secured Party, the Grantor must deposit with the Secured Party all Chattel Paper which forms part of the Secured Property regardless of value and which has not already been deposited under clause 4.12(a).

(c)	Subject to clause 4.12(d), the Secured Party may retain the Title Documents and Chattel Paper deposited with the Secured Party until the Security in respect of all the Secured Property is discharged under clause 3.

(d)	If the Security is enforced by the Secured Party, the Secured Party, Receiver or Attorney is entitled:

(1)	to deal with the Title Documents and the Chattel Paper as if it was the absolute and unencumbered owner of the Secured Property to which the Title Documents relate and of the Chattel Paper; and

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4   Representations and warranties, undertakings

(2)	in exercising a power of sale, to deliver any Title Document or Chattel Paper to a purchaser of the Secured Property to which the Title Document relates or of the Chattel Paper.

4.13	Perfection, registration and protection of Security

(a)	The Grantor must take all steps reasonably required by the Secured Party to ensure that:

(1)	the Security is perfected in relation to all the Secured Property in all jurisdictions; and

(2)	this deed and the Security are registered and filed in all registers in all jurisdictions in which it must be perfected, registered and filed, to ensure its enforceability, validity, perfection and priority against all persons and to be effective as a security.

(b)	Whenever the Secured Party requires that the Security be perfected in a particular way in relation to any part of the Secured Property, the Grantor must ensure that the Security is perfected in that way.

(c)	The Grantor will not be in breach of its obligation under this clause 4.13 and its representation and warranty under clause 4.1(d)(2) will not be incorrect or misleading if the Secured Party fails to take any action which can only be taken by the Secured Party to enable the Security to be perfected as required under this clause 4.13, after written request from the Grantor to take that action.

(d)	Whenever any part of the Secured Property is transferred to or retained in a place where this deed or the Security, because of an increase in the Secured Moneys or otherwise, bears insufficient stamp duty or is not registered or recorded, or for any other reason is of limited or of no force or effect, unenforceable, inadmissible in evidence or of reduced priority, the Grantor must within 14 days after that transfer or retention ensure that:

(1)	this deed is stamped to the satisfaction of the Secured Party;

(2)	this deed is in full force and effect, enforceable, perfected, admissible in evidence and not of reduced priority; and

(3)	this deed and the Security are registered in that place, or that part of the Secured Property is removed from that place.

4.14	No caveats

The Grantor must ensure that any caveat lodged in respect of the Secured Property, other than a caveat lodged by the Secured Party, is removed as soon as reasonably practicable but in any event within 5 days after the date that it becomes aware of its existence.

4.15	Term of undertakings

Each of the Grantor’s undertakings in this clause 4 continue in full force and effect from the date of this deed until the Security in respect of all the Secured Property is discharged under clause 3.

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5   Enforcement

5	Enforcement

5.1	When enforceable

(a)	If an Event of Default occurs:

(1)	the Security and each Collateral Security are immediately enforceable without the need for any demand or notice to be given to the Grantor or any other person; and

(2)	the Secured Moneys are immediately due and payable by the Grantor without the need for any demand or notice to be given to the Grantor or any other person other than a notice expressly required by a Finance Document.

(b)	The Secured Party agrees that it will not exercise any Power to enforce the Security under Chapter 4 of the PPSA until an Event of Default occurs.

5.2	No dealing with assets

Any right of the Grantor to deal, for any purpose, with any asset which forms part of the Secured Property (including under clause 2.3), other than by or through a Receiver appointed under this deed, immediately ceases if:

(a)	the Secured Party declares that the Secured Moneys are immediately due and payable; or

(b)	the Secured Party takes any step to enforce the Security; or

(c)	subject to clause 4.9 a Control Event occurs in relation to the asset.

5.3	Assistance in realisation

After the Security has become enforceable, the Grantor must take all action required by the Secured Party, Receiver or Attorney to assist any of them to realise the Secured Property and exercise any Power including:

(a)	executing all transfers, conveyances, assignments and assurances of any of the Secured Property;

(b)	doing anything necessary or desirable under the law in force in any place where the Secured Property is situated;

(c)	giving all notices, orders, directions and consents which the Secured Party, Receiver or Attorney thinks expedient; and

(d)	doing anything necessary:

(1)	for a call to be made on the uncalled capital of the Grantor; or

(2)	to collect all called but unpaid capital of the Grantor.

5.4	Postponing or delaying realisation or enforcement

The Secured Party, a Receiver or Attorney may postpone or delay the exercise of any Power for such period as the Secured Party, Receiver or Attorney may in its absolute discretion decide.

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6   Receiver

6	Receiver

6.1	Appointment of Receiver

If an Event of Default occurs, the Secured Party may at any time after its occurrence:

(a)	appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of the Secured Property;

(b)	remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

(c)	fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Secured Property.

6.2	Agency of Receiver

(a)	Subject to clause 6.5, each Receiver is the agent of the Grantor.

(b)	The Grantor is responsible for the acts, defaults and remuneration of the Receiver.

6.3	Powers of Receiver

Subject to any express exclusion by the terms of the Receiver’s appointment, the Receiver has, in addition to any powers conferred on the Receiver by applicable law, and whether or not in possession of the Secured Property, or any part of it, the following powers:

(a)	manage, possession or control: to manage, enter into possession or assume control of any of the Secured Property;

(b)	lease or licence: to accept the surrender of, determine, grant or renew any lease or licence in respect of the use or occupation of any of the Secured Property:

(1)	on any terms or special conditions that the Secured Party or Receiver thinks fit; and

(2)	in conjunction with the sale, lease or licence of any other property by any person;

(c)	sale: to sell or concur in selling any of the Secured Property to any person:

(1)	by auction, private treaty or tender;

(2)	on such terms and special conditions as the Secured Party or the Receiver thinks fit;

(3)	for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(4)	in conjunction with the sale of any property by any other person; and

(5)	in one lot or in separate parcels;

(d)	grant options to purchase: to grant to any person an option to purchase any of the Secured Property;

(e)	acquire property: to acquire any interest in any property, in the name or on behalf of the Grantor, which on acquisition forms part of the Secured Property;

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6   Receiver

(f)	carry on business: to carry on or concur in carrying on any business of the Grantor in respect of the Secured Property;

(g)	borrowings and security:

(1)	to raise or borrow any money, in its name or the name or on behalf of the Grantor, from the Secured Party or any person approved by the Secured Party in writing; and

(2)	to secure money raised or borrowed under clause 6.3(g)(1) by an Encumbrance over any of the Secured Property, ranking in priority to, equal with, or after, the Security or any Collateral Security;

(h)	maintain or improve Secured Property: to do anything to maintain, protect or improve any of the Secured Property including completing, repairing, erecting a new improvement on, demolishing or altering any of the Secured Property;

(i)	income and bank accounts: to do anything to manage or obtain income or revenue from any of the Secured Property including operating any bank account which forms part of the Secured Property or opening and operating a new bank account;

(j)	access to Secured Property: to have access to any of the Secured Property, the premises at which the business of the Grantor is conducted and any of the administrative services of the business of the Grantor;

(k)	insure Secured Property: to insure any of the Secured Property;

(l)	sever fixtures: to sever fixtures in respect of any of the Secured Property;

(m)	compromise: to make or accept any compromise or arrangement;

(n)	surrender Secured Property: to surrender or transfer any of the Secured Property to any person;

(o)	exchange Secured Property: to exchange with any person any of the Secured Property for any other property whether of equal value or not;

(p)	employ or discharge: to employ or discharge any person as an employee, contractor, agent, professional advisor or auctioneer for any of the purposes of this deed;

(q)	delegate: to delegate to any person any Power of the Receiver;

(r)	perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Grantor under, or otherwise obtain the benefit of:

(1)	any document, agreement or right which attaches to or forms part of the Secured Property; and

(2)	any document or agreement entered into in exercise of any Power by the Receiver;

(s)	receipts: to give effectual receipts for all moneys and other assets which may come into the hands of the Receiver;

(t)	take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Grantor, any proceedings including proceedings in relation to any insurance in respect of any of the Secured Property;

(u)	insolvency proceedings: to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including attending and voting at creditors’ meetings and appointing proxies for those meetings;

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6   Receiver

(v)	execute documents: to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Grantor including bills of exchange, cheques or promissory notes for any of the purposes of this deed;

(w)	make calls: to make calls on any member of the Grantor in respect of uncalled capital of the Grantor;

(x)	vote: to exercise any voting rights or powers in respect of any part of the Secured Property;

(y)	collect called capital: to collect or enforce payment of any called but unpaid capital of the Grantor whether or not the calls were made by the Receiver;

(z)	ability of Grantor: to do anything the Grantor could do in relation to the Secured Property; and

(aa)	incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

6.4	Nature of Receiver’s Powers

The Powers of the Receiver must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

6.5	Status of Receiver after commencement of winding-up

(a)	The power to appoint a Receiver under clause 6.1 may be exercised even if, at the time an Event of Default occurs or if at the time a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Grantor.

(b)	If for any reason, including operation of law, a Receiver:

(1)	appointed in the circumstances described in clause 6.5(a); or

(2)	appointed at any other time,

ceases to be the agent of the Grantor as a result of an order being made or a resolution being passed for the winding-up of the Grantor, then the Receiver immediately becomes the agent of the Secured Party.

6.6	Powers exercisable by the Secured Party

(a)	Whether or not a Receiver is appointed under clause 6.1, the Secured Party may, on or after the occurrence of an Event of Default and without giving notice to any person, exercise any Power that could be conferred on a Receiver in addition to any Power of the Secured Party.

(b)	The exercise of any Power by the Secured Party, Receiver or Attorney does not cause or deem the Secured Party, Receiver or Attorney:

(1)	to be a mortgagee in possession;

(2)	to account as mortgagee in possession; or

(3)	to be answerable for any act or omission for which a mortgagee in possession is liable.

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7   Application and receipts of money

6.7	Set-off

If any Event of Default is subsisting, the Secured Party may apply any credit balance in any currency in any of the Grantor’s accounts with the Secured Party in and towards satisfaction of any of the Secured Moneys.

6.8	Notice of exercise of rights

The Secured Party, Receiver or Attorney is not required:

(a)	to give notice of the Security or any Collateral Security to any debtor or creditor of the Grantor or to any other person;

(b)	to enforce payment of any money payable to the Grantor including any of the debts or monetary liabilities secured by this deed or by any Collateral Security; or

(c)	to obtain the consent of the Grantor to any exercise of a Power.

6.9	Termination of receivership and possession

The Secured Party may, at any time, terminate the appointment of a Receiver and may, at any time, give up, or re-take, possession of the Secured Property.

7	Application and receipts of money

7.1	Order of application

(a)	At any time after the Security is enforceable, all money received by the Secured Party, Receiver, Attorney or any other person acting on their behalf under this deed or any Collateral Security may be appropriated and applied towards any amount and in any order that the Secured Party, Receiver, Attorney or that other person determines in its absolute discretion, to the extent not prohibited by law.

(b)	Failing a determination under clause 7.1(a), the money must be applied in the following manner and order:

(1)	first, in payment of all costs, charges and expenses (including any GST) of the Secured Party, Receiver or Attorney incurred in or incidental to the exercise or performance or attempted exercise or performance of any Power;

(2)	second, in payment of any other outgoings the Secured Party, Receiver or Attorney thinks fit to pay;

(3)	third, in payment to the Receiver of his remuneration;

(4)	fourth, in payment and discharge, in order of their priority, of any Encumbrances of which the Secured Party, Receiver or Attorney is aware and which have priority to the Security;

(5)	fifth, in payment to the Secured Party towards satisfaction of the Secured Moneys and applied against interest, principal or any other amount the Secured Party, Receiver or Attorney thinks fit;

(6)	sixth, in payment only to the extent required by law, in order of their priority, of other Encumbrances in respect of the Secured Property of which the Secured Party, Receiver or Attorney is aware and which are due and payable in accordance with their terms; and

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7   Application and receipts of money

(7)	seventh, in payment of the surplus, if any, without interest to the Grantor. The Secured Party, Receiver or Attorney may pay the surplus to the credit of an account in the name of the Grantor in the books of any bank carrying on business within Australia and having done so is under no further liability in respect of that surplus.

(c)	Any amount required by law to be paid in priority to any amount specified in clause 7.1(b) must be paid before any money is applied in payment of the amount specified in clause 7.1(b).

7.2	Money actually received

In applying any money towards satisfaction of the Secured Moneys, the Grantor is to be credited only with so much of the money which is available for that purpose (after deducting any GST imposed) and which is actually received by the Secured Party, Receiver or Attorney. The credit dates from the time of receipt.

7.3	Amounts contingently due

(a)	If at the time of a distribution of any money under clause 7.1 any part of the Secured Moneys is contingently owing to the Secured Party, the Secured Party, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

(b)	If the Secured Party, Receiver or Attorney retains any amount under clause 7.3(a) it must place that amount on short-term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Secured Party, Receiver or Attorney must:

(1)	pay to the Secured Party the amount which has become actually due to it; and

(2)	apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 7.1.

7.4	Notice of an Encumbrance

(a)	If the Secured Party receives actual or constructive notice of an Encumbrance over the Secured Property or of the perfection of an Encumbrance, the Secured Party:

(1)	may open a new account in the name of the Grantor in its books; or

(2)	is regarded as having opened a new account in the name of the Grantor in its books,

on the date it received or was regarded as having received notice of the Encumbrance or perfection.

(b)	From the date on which that new account is opened or regarded as opened:

(1)	all payments made by the Grantor to the Secured Party; and

(2)	all financial accommodation and advances by the Secured Party to the Grantor,

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8   Power of attorney

are or are regarded as credited and debited, as the case may be, to the new account unless otherwise specified by the Secured Party.

(c)	The payments by the Grantor under clause 7.4(b) must be applied in the manner determined by the Secured Party or, failing a determination:

(1)	first, in reduction of the debit balance, if any, in the new account; and

(2)	second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

7.5	Secured Party’s statement of indebtedness

A certificate signed by any Officer of the Secured Party stating:

(a)	the amount of the Secured Moneys due and payable; or

(b)	the amount of the Secured Moneys, whether currently due and payable or not,

is sufficient evidence of that amount as at the date stated on the certificate, or failing that as at the date of the certificate, unless the contrary is proved.

7.6	Secured Party’s receipts

(a)	The receipt of any Officer of the Secured Party for any money payable to or received by the Secured Party under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

(b)	Every receipt of an Officer of the Secured Party effectually discharges the payer from:

(1)	any future liability to pay the amount specified in the receipt; and

(2)	being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

7.7	Conversion of currencies on application

In making an application under clause 7.1, the Secured Party, Receiver or Attorney may itself, or through its bankers, purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the time it thinks fit.

7.8	Amounts payable on demand

If an amount payable under a Finance Document is not expressed to be payable on a specified date, that amount is payable by the Grantor on demand by the Secured Party.

8	Power of attorney

8.1	Appointment of Attorney

For consideration received, the Grantor irrevocably appoints the Secured Party and each Receiver severally its attorney for the purposes set out in clause 8.2.

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9   Protection

8.2	Purposes of appointment

The Attorney may, in its name or in the name of the Grantor, Secured Party or Receiver, do any of the following:

(a)	do any thing which ought to be done by the Grantor under this deed or any other Finance Document;

(b)	exercise any right, power, authority, discretion or remedy of the Grantor under:

(1)	this deed;

(2)	any other Finance Document; or

(3)	any agreement forming part of the Secured Property;

(c)	do any thing which in the opinion of the Secured Party, Receiver or Attorney is necessary or desirable for securing or perfecting the Security and any Collateral Security;

(d)	execute in favour of the Secured Party any legal mortgage, transfer, assignment and any other assurance of any of the Secured Property;

(e)	execute deeds of assignment, composition or release;

(f)	sell or otherwise part with the possession of any of the Secured Property; and

(g)	generally, do any other thing, whether or not of the same kind as those set out in clause 8.2(a) to (f), which in the opinion of the Secured Party, Receiver or Attorney is necessary or desirable:

(1)	to more satisfactorily secure to the Secured Party the payment of the Secured Moneys; or

(2)	in relation to any of the Secured Property.

8.3	Exercise after Event of Default

An Attorney must not exercise any Power under clause 8.2 until an Event of Default occurs but a breach of this clause 8.3 does not affect the validity of the Attorney’s act.

8.4	Delegation and substitution

The Attorney may appoint a substitute attorney to perform any of its Powers.

9	Protection

9.1	Protection of third parties

(a)	No person dealing with the Secured Party, Receiver or Attorney is bound to enquire whether:

(1)	the Security has become enforceable;

(2)	the Receiver or Attorney is duly appointed; or

(3)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Secured Party, Receiver or Attorney is affected by express notice that the exercise of any Power was unnecessary or improper.

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10   Savings provisions

(c)	The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by the Grantor and this deed, and is valid.

9.2	Protection of the Secured Party, Receiver and Attorney

(a)	The Secured Party, Receiver or Attorney is not liable for any loss or damage including consequential loss or damage, arising directly or indirectly from:

(1)	any omission or delay in the exercise or non-exercise of any Power; or

(2)	the neglect, default or dishonesty of any manager, Officer, employee, agent, accountant, auctioneer or solicitor of the Grantor, the Secured Party, Receiver or Attorney.

(b)	Clause 9.2(a) does not apply:

(1)	in respect of the Secured Party, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Secured Party; and

(2)	in respect of a Receiver or Attorney, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Receiver or Attorney.

10	Savings provisions

10.1	Statutory powers

(a)	Subject to clause 10.1(b), the powers of the Secured Party under this deed or any Collateral Security are in addition to any powers the Secured Party has under applicable law.

(b)	If the Secured Party exercises a Power in connection with this deed, that exercise is taken not to be an exercise of a Power under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause 10.1(b) does not apply to a right, power or remedy which can only be exercised under the PPSA.

10.2	No notice required unless mandatory

To the extent the law permits, the Grantor waives:

(a)	its rights to receive any notice that is required by:

(1)	any provision of the PPSA (including a notice of a verification statement); or

(2)	any other law, before a secured party or Receiver exercises a right, power or remedy; and

(b)	any time period that must otherwise lapse under any law before a secured party or receiver exercises a right, power or remedy.

If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).

However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.

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10   Savings provisions

10.3	Appointment of nominee for PPSA registration

For the purposes of section 153 of the PPSA, the Secured Party appoints the Grantor as its nominee, and authorises the Grantor to act on its behalf, in connection with a registration under the PPSA of any security interest in favour of the Grantor which is:

(a)	evidenced or created by Chattel Paper;

(b)	perfected by registration under the PPSA; and

(c)	transferred to the Secured Party under this document.

This authority ceases when the registration is transferred to the Secured Party.

10.4	Continuing security

The Security is a continuing security despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

and remains in full force and effect until the Secured Party has given a discharge of the Security in respect of all the Secured Property under clause 3.

10.5	No merger of security

(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

(1)	any Encumbrance or indemnity in favour of the Secured Party; or

(2)	any Power.

(b)	No other Encumbrance or Finance Document which the Secured Party has the benefit of in any way prejudicially affects any Power.

10.6	Exclusion of moratorium

Without limiting clause 10.7, to the extent not excluded by law, a provision of any legislation (other than a provision of the PPSA mentioned in section 115(1) of the PPSA) which directly or indirectly:

(a)	lessens, varies or affects in favour of the Grantor any obligations under this deed or any Finance Document;

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Secured Party, Receiver or Attorney of any Power; or

(c)	confers any right on the Grantor or imposes any obligation on the Secured Party or a Receiver or Attorney in connection with the exercise of any Power,

is negatived and excluded from this deed and any Finance Document and all relief and protection conferred on the Grantor by or under that legislation is also negatived and excluded.

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10   Savings provisions

10.7	Exclusion of PPSA provisions

To the extent the law permits:

(a)	for the purposes of sections 115(1) and 115(7) of the PPSA:

(1)	the Secured Party need not comply with sections 95, 118, 121(4), 125, 132(3)(d) or 132(4); and

(2)	section 143 is excluded;

(b)	for the purposes of section 115(7) of the PPSA, the Secured Party need not comply with sections 132 and 137(3);

(c)	if the PPSA is amended after the date of this document to permit the Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party may notify the Grantor that any of these provisions are excluded or that the Secured Party need not comply with any of those provisions as notified to the Grantor by the Secured Party; and

(d)	the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

10.8	Conflict

Where any right, power, authority, discretion or remedy conferred on the Secured Party, Receiver or Attorney by this deed or any Finance Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, those powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

10.9	Consent of Secured Party

(a)	Whenever the doing of any thing by the Grantor is dependent on the consent of the Secured Party, the Secured Party may withhold its consent or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Finance Document.

(b)	Any conditions imposed on the Grantor under clause 10.9(a) must be complied with by the Grantor.

10.10	Completion of blank securities

(a)	The Secured Party, a Receiver, Attorney or any Officer of the Secured Party may at any time complete, in favour of the Secured Party, any appointee of the Secured Party or any purchaser, any instrument executed in blank by or on behalf of the Grantor and deposited with the Secured Party as security under this deed or under any Collateral Security.

(b)	The Secured Party, a Receiver, Attorney or any Officer of the Secured Party must not exercise any Power under clause 10.10(a) until an Event of Default occurs but a breach of this clause 10.10(b) does not affect the validity of the act of the Secured Party, Receiver, Attorney or Officer of the Secured Party.

10.11	Principal obligations

The Security and each Collateral Security is:

(a)	a principal obligation and is not ancillary or collateral to any other Encumbrance (other than another Collateral Security) or other obligation; and

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11   Third party provisions

(b)	independent of, and unaffected by, any other Encumbrance or other obligation which the Secured Party may hold at any time in respect of the Secured Moneys.

10.12	No obligation to marshal

The Secured Party is not required to marshal or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Encumbrance or Collateral Security held, at any time, by the Secured Party; or

(b)	any moneys or assets which the Secured Party, at any time, holds or is entitled to receive.

10.13	Non avoidance

If any payment by the Grantor to the Secured Party is at any time avoided for any reason including any legal limitation, disability or incapacity of or affecting the Grantor or any other thing, and whether or not:

(a)	any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of the Secured Party,

the Grantor:

(c)	as an additional, separate and independent obligation, indemnifies the Secured Party against that avoided payment; and

(d)	acknowledges that any liability of the Grantor under the Finance Documents and any Power is the same as if that payment had not been made.

10.14	Increase in financial accommodation

The Secured Party may at any time increase the financial accommodation provided under any Finance Document or otherwise provide further financial accommodation.

11	Third party provisions

11.1	Suspense account

(a)	The Secured Party may apply to the credit of a suspense account any:

(1)	amounts received under this deed;

(2)	dividends, distributions or other amounts received in respect of the Secured Moneys in any liquidation; and

(3)	other amounts received from any Transaction Party or any other person in respect of the Secured Moneys.

(b)	The Secured Party may retain the amounts in the suspense account for as long as it determines and is not obliged to apply them in or towards satisfaction of the Secured Moneys.

General security agreement	page 27

11   Third party provisions

11.2	Independent obligations

This deed is enforceable against the Grantor:

(a)	without first having recourse to any Collateral Security;

(b)	whether or not the Secured Party or any other person has:

(1)	made demand on any Transaction Party other than the Grantor;

(2)	given notice to any Transaction Party (other than the Grantor) or any other person in respect of any thing; or

(3)	taken any other steps against any Transaction Party (other than the Grantor) or any other person;

(c)	whether or not any Secured Moneys is then due and payable; and

(d)	despite the occurrence of any event described in clause 11.3.

11.3	Unconditional nature of obligations

(a)	The Security and the obligations of the Grantor under the Finance Documents are absolute, binding and unconditional in all circumstances and are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:

(1)	the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

(2)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person;

(3)	the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Finance Document or any other document or agreement;

(4)	the liquidation of any Transaction Party or any other person;

(5)	any arrangement, composition or compromise entered into by the Secured Party, any Transaction Party or any other person;

(6)	any Finance Document or any other document or agreement being in whole or in part illegal, void, voidable, avoided, unenforceable or otherwise of limited force or effect;

(7)	any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in part of any Finance Document or any other document or agreement;

(8)	any Collateral Security being given to the Secured Party, or any other person by any Transaction Party or any other person;

(9)	any alteration, amendment, variation, supplement, renewal or replacement of any Finance Document or any other document or agreement or any increase in the limit or maximum principal amount available under the Finance Documents;

(10)	any moratorium or other suspension of any Power;

(11)	the Secured Party, Receiver or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

General security agreement	page 28

11   Third party provisions

(12)	the Secured Party obtaining a judgment against any Transaction Party or any other person for the payment of any of the Secured Moneys;

(13)	any transaction, agreement or arrangement that may take place with the Secured Party, any Transaction Party or any other person;

(14)	any payment to the Secured Party, Receiver or Attorney including any payment which at the payment date or at any time after the payment date is, in whole or in part, illegal, void, voidable, avoided or unenforceable;

(15)	any failure to give effective notice to any Transaction Party or any other person of any default under any Finance Document or any other document or agreement;

(16)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(17)	any breach of any Finance Document or any other document or agreement;

(18)	the acceptance of the repudiation of, or termination of, any Finance Document or any other document or agreement;

(19)	any Secured Moneys being irrecoverable for any reason;

(20)	any disclaimer by any Transaction Party or any other person of any Finance Document or any other document or agreement;

(21)	any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Finance Document or any other document or agreement;

(22)	the opening of a new account of any Transaction Party with the Secured Party or any transaction on or relating to the new account;

(23)	any prejudice (including material prejudice) to any person as a result of any thing done, or omitted by the Secured Party, any Transaction Party or any other person;

(24)	any prejudice (including material prejudice) to any person as a result of the Secured Party, Receiver, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

(25)	any prejudice (including material prejudice) to any person as a result of any failure or neglect by the Secured Party, Receiver, Attorney or any other person to recover the Secured Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security;

(26)	any prejudice (including material prejudice) to any person as a result of any other thing;

(27)	the receipt by the Secured Party of any dividend, distribution or other payment in respect of any liquidation;

(28)	the capacity in which a Transaction Party executed a Finance Document not being the capacity disclosed to the Secured Party before the execution of the Finance Document;

(29)	the failure of any other Transaction Party or any other person who is intended to become a co-surety or co-indemnifier of that Transaction Party to execute any Finance Document or any other document; or

General security agreement	page 29

11   Third party provisions

(30)	any other act, omission, matter or thing whether negligent or not.

(b)	Clause 11.3(a) applies irrespective of:

(1)	the consent or knowledge or lack of consent or knowledge, of the Secured Party, any Transaction Party or any other person of any event described in clause 11.3(a) (and the Grantor irrevocably waives any duty on the part of the Secured Party to disclose such information); or

(2)	any rule of law or equity to the contrary.

11.4	No competition

(a)	Until the Secured Moneys have been fully paid and the Security has been finally discharged under clause 3, the Grantor is not entitled to:

(1)	be subrogated to the Secured Party;

(2)	claim or receive the benefit of any Encumbrance, Guarantee (including any Finance Document) or other document or agreement of which the Secured Party has the benefit;

(3)	claim or receive the benefit of any moneys held by the Secured Party;

(4)	claim or receive the benefit of any Power;

(5)	either directly or indirectly prove in, claim or receive the benefit of any distribution, dividend or payment arising out of or relating to the liquidation of any Transaction Party, except in accordance with clause 11.4(b);

(6)	make a claim or exercise or enforce any right, power or remedy (including under an Encumbrance or Guarantee or by way of contribution) against any Transaction Party liable to pay the Secured Moneys or against any asset of any such Transaction Party, whether such right, power or remedy arises under or in connection with this deed, any other Finance Document or otherwise;

(7)	accept, procure the grant of, or allow to exist any Encumbrance in favour of the Grantor from any Transaction Party liable to pay the Secured Moneys;

(8)	exercise or attempt to exercise any right of set-off against, nor realise any Encumbrance taken from, any Transaction Party liable to pay the Secured Moneys; or

(9)	raise any defence or counterclaim in reduction or discharge of its obligations under the Finance Documents.

(b)	If required by the Secured Party, the Grantor must prove in any liquidation of a Transaction Party liable to pay the Secured Moneys for all moneys owed to the Grantor.

(c)	All moneys recovered by the Grantor from a Transaction Party liable to pay the Secured Moneys from any liquidation or under any Encumbrance or Guarantee (whether the Encumbrance or Guarantee is a Finance Document or otherwise) must be paid to the Secured Party to the extent of the unsatisfied liability of the Grantor under the Finance Documents.

(d)	The Grantor must not do or seek, attempt or purport to do anything referred to in clause 11.4(a).

General security agreement	page 30

12   General

12	General

12.1	Confidential information

The Secured Party must not disclose to any person:

(a)	this deed; or

(b)	any information about any Transaction Party,

except where permitted under the Principal Agreement.

12.2	Performance by Secured Party of the Grantor’s obligations

If the Grantor defaults in fully and punctually performing any obligation contained or implied in any Finance Document, the Secured Party may, without prejudice to any Power, do all things necessary or desirable, in the opinion of the Secured Party, to make good or attempt to make good that default to the satisfaction of the Secured Party.

12.3	Grantor to bear cost

Any thing which must be done by the Grantor under this deed, whether or not at the request of the Secured Party, must be done at the cost of the Grantor.

12.4	Notices

Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be given in accordance with the notice requirements of the Principal Agreement to the addressees set out in Schedule 1.

12.5	Governing law and jurisdiction

(a)	This deed is governed by the laws of Victoria.

(b)	Without limiting clause 12.5(a), for the purposes of section 237 of the PPSA, the law of the Commonwealth of Australia as that law applies in the jurisdiction specified in clause 12.5(a) governs the Security to the extent it is permitted to apply to the Secured Property under that section.

(c)	The parties irrevocably submit to the non-exclusive jurisdiction of the courts of Victoria.

(d)	The parties irrevocably waive any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(e)	The parties irrevocably waive any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

12.6	Prohibition and enforceability

(a)	Any provision of, or the application of any provision of, any Finance Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)	Any provision of, or the application of any provision of, any Finance Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

General security agreement	page 31

12   General

12.7	Waivers

(a)	Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(1)	a right arising from a breach of this deed or the occurrence of an Event of Default; or

(2)	a Power created or arising upon default under this deed or upon the occurrence of an Event of Default,

does not result in a waiver of that right or Power.

(c)	A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

12.8	Variation

A variation of any term of this deed must be in writing and signed by the parties.

12.9	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Secured Party, Receiver or Attorney.

12.10	Assignment

(a)	Subject to any Finance Document, the Secured Party may assign its rights under this deed and each Collateral Security without the consent of the Grantor.

(b)	The Grantor must not assign any of its rights under this deed or any Collateral Security without the prior written consent of the Secured Party.

12.11	Counterparts

This deed may be executed in any number of counterparts. All counterparts taken together, constitute one instrument. A party may execute this deed by signing any counterpart.

12.12	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

General security agreement	page 32

Schedules

Table of contents

Notice details	34

Serial numbered goods or intangible property	35

Secured Property with a value greater than $25,000 located outside Australia	37

Disclosed Contracts	38

Secured Property in relation to which the Security may be perfected by control	39

General security agreement	page 33

Schedule 1

Notice details

Discovery Energy SA Pty Ltd

Address	Level 8, 350 Collins Street, Melbourne 3000 Australia

Attention	Andrew Adams and Keith Spickelmier

Phone	+61.3.8601.1131

Fax	+61.3.8601.1180 (713) 622-1937

Email	Andrew@adamsmanagement.com.au; kspickelmier1@comcast.net; kim@discoveryenergy.com

Texican Energy Corporation

Address	One Allen Center, Suite 1150 500 Dallas Street Houston, Texas 77002

Attention

Phone

Fax

Email

General security agreement	page 34

Schedule 2

Serial numbered goods or intangible property

Clause 4.1(e)

Goods	Serial Number

Motor vehicle: Vehicle identification number (VIN) If no VIN, chassis number If no chassis number, manufacturer’s number	None

Watercraft: official number if none, the hull identification number If an outboard motor, manufacturer’s number	None

Aircraft: For engine, airframe or helicopter: manufacturer’s serial number manufacturer’s name manufacturer’s generic model description	None

Goods For small aircraft: nationality and registration marks assigned to it under the Chicago Convention	None

Intangible property	Serial Number

Trade mark: IP Australia trade mark number/trade mark application number	None

Patent: IP Australia patent number/patent application number	None

General security agreement	page 35

Schedule 2    Serial numbered goods or intangible property

Intangible property	Serial Number

Design: IP Australia design number/design application number	None

Plant breeder’s right: IP Australia plant breeder’s right number/plant breeder’s right application number	None

Licence over a Trade Mark, Patent, Design or Plant Breeder’s right	None

IP Australia serial number (use serial number of corresponding trade mark, patent, design or plant breeder’s right)	None

General security agreement	page 36

Schedule 3

Secured Property with a value greater than $25,000 located outside Australia

None

General security agreement	page 37

Schedule 4

Disclosed Contracts

None.

General security agreement	page 38

Schedule 5    Serial numbered goods or intangible property

Schedule 5

Secured Property in relation to which the Security may be perfected by control

None

General security agreement	page 39

Signing page

Executed as a deed

Grantor

Signed sealed and delivered by Discovery Energy SA Pty Ltd by sign here ►
Company Secretary/Director

print name

sign here ►
Director

print name

General security agreement	page 40

Schedule 5    Signing page

Secured Party

Signed sealed and delivered for Texican Energy Corporation

sign here ►
Authorised Signatory

print name

in the presence of

sign here ►
Witness

print name

print address

General security agreement	page 41